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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): JUNE 25, 2003



                                PDV AMERICA, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                      001-12138              51-0297556
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)        File Number)        Identification No.)



         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)



                                 (918) 495-4000
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As previously reported, the Board of Directors of PDV America, Inc. ("PDV America"), pursuant to its powers, selected KPMG LLP ("KPMG") on June 25, 2003 as the independent accountant of PDV America, effective immediately. KPMG is the current independent accountant for Petroleos de Venezuela, S.A., PDV America's ultimate parent.

During the years ended December 31, 2001 and 2002 and through June 25, 2003, PDV America did not consult KPMG with respect to the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on PDV America's consolidated financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event," in all cases as contemplated by Items 304(a)(2)(i) and (ii) of Regulation S-K as promulgated by the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PDV AMERICA, INC.

                                        /s/ PAUL LARGESS
Date:  July 7, 2003                    ---------------------------------------
                                                    Paul Largess
                                       Treasurer and Chief Accounting Officer